UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35491

Virginia	36-3083135
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective as of 5 p.m. (EDT) on October 1, 2012, Mondelēz International, Inc. (formerly Kraft Foods Inc.) completed the previously announced spin-off of its North American grocery business, Kraft Foods Group, Inc., to its shareholders (the “Spin-Off”). On September 27, 2012, in connection with the implementation of the Spin-Off, we entered into certain agreements with Mondelēz International to (i) effect our legal and structural separation; (ii) govern the relationship between us and Mondelēz International up to and after the completion of the Spin-Off; and (iii) allocate between us and Mondelēz International various assets, liabilities and obligations, including, among other things, employee benefits, intellectual property and tax-related assets and liabilities.

Separation and Distribution Agreement

We entered into a separation and distribution agreement with Mondelēz International pursuant to which we and Mondelēz International will legally and structurally separate.

The separation and distribution agreement, among other things, (i) provides that we and Mondelēz International have completed certain internal restructuring transactions so that we retain the assets of, and the liabilities associated with, the North American grocery business and Mondelēz International retains the assets of, and the liabilities associated with, the global snacks business; (ii) allocates specified categories of net liabilities not principally related to the business to which they are being allocated; (iii) terminates all intercompany arrangements between Mondelēz International and us, except for specified agreements and arrangements that will survive the Spin-Off; and (iv) provides a right of first offer to each party in the event that the other party proposes to divest specified trademark licenses.

Tax Sharing and Indemnity Agreement

We entered into a tax sharing and indemnity agreement with Mondelēz International that will govern our and Mondelēz International’s rights, responsibilities and obligations after the Spin-Off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax matters regarding income taxes, other taxes and related tax returns. We, as a former subsidiary of Mondelēz International, have, and will continue to have following the Spin-Off, joint and several liability with Mondelēz International to the Internal Revenue Service and certain U.S. state tax authorities for our U.S. federal income and state taxes for the taxable periods in which we were part of Mondelēz International’s consolidated group. The tax sharing and indemnity agreement specifies the portion of this liability for which we bear responsibility, and Mondelēz International has agreed to indemnify us against any amounts for which we are not responsible. In addition, the tax sharing and indemnity agreement provides special rules for allocating tax liabilities in the event that the Spin-Off, together with related transactions, is not tax-free.

Employee Matters Agreement

We entered into an employee matters agreement with Mondelēz International that addresses employment, compensation and benefits matters for employees in the United States. Subject to certain variations and exceptions, we retain or assume employment, compensation and benefits liabilities relating to U.S. employees who are employed by us immediately after the Spin-Off and former employees whose last employment was with the North American grocery business.

Mondelēz International retains or assumes the liabilities (and, where applicable, related assets) associated with tax-qualified defined benefit pension plans, tax-qualified defined contribution plans, plans providing retiree medical and other welfare benefits and nonqualified retirement and deferred compensation plans with respect to its current employees and former employees of the Cadbury business. We retain or assume these liabilities (and, where applicable, related assets) with respect to current and former North American grocery business employees and former U.S. employees of the global snacks business as of the Spin-Off, other than former employees of the Cadbury business.

Master Ownership and License Agreement Regarding Patents, Trade Secrets and Related Intellectual Property

Certain of our subsidiaries entered into a master ownership and license agreement regarding patents, trade secrets and related intellectual property with certain subsidiaries of Mondelēz International that provides for ownership, licensing and other arrangements regarding the patents, trade secrets and related intellectual property that we and Mondelēz International use in conducting our businesses. The allocation of the global ownership of patents, trade secrets and know-how to us or Mondelēz International is based on primary use, ability to defend and prosecute the intellectual property and the likelihood of developing the intellectual property in the future.

We and Mondelēz International each cross-license some of our respective patents, trade secrets and know-how to the other. The cross-licenses are generally perpetual and contain certain geographical and purpose restrictions on each party’s right to practice the cross-licensed patents, trade secrets and know-how of the other party. With certain exceptions, the cross-licenses to the patents, trade secrets and know-how are royalty-free.

Master Ownership and License Agreement Regarding Trademarks and Related Intellectual Property

Certain of our subsidiaries entered into a master ownership and license agreement regarding trademarks and related intellectual property with certain subsidiaries of Mondelēz International that provides for ownership, licensing and other arrangements regarding the trademarks and related intellectual property that we and Mondelēz International use in conducting our businesses. The allocation of the ownership of trademarks, domain names and certain copyrights is generally based on primary use.

We and Mondelēz International each grant the other party various royalty-free licenses to use certain of our and its respective trademarks for specified products in specified jurisdictions perpetually or for a specified period following the Spin-Off.

Transition Services Agreements, Master Supply Agreement and Warehouse Agreements

We entered into three transition services agreements with Mondelēz International pursuant to which we and Mondelēz International will provide each other specified services on a transitional basis to help ensure an orderly transition following the Spin-Off. These services include research and development, sales and marketing, information technology, operations, procurement, hedging, human resources, payroll, benefits, accounting, finance, treasury and administrative services. With certain exceptions, we and Mondelēz International expect to charge for the services each renders the actual costs incurred in rendering these services, plus an arm’s-length mark-up.

We entered into a master supply agreement with Mondelēz International that provides for reciprocal manufacturing and supply arrangements. The master supply agreement provides for a term of up to two years following the Spin-Off. We and Mondelēz International expect to charge for the goods we and it manufacture and supply the actual costs incurred in manufacturing and supplying such goods, plus an arm’s-length mark-up. In certain cases, upon the termination of a buyer-supplier relationship established under the master supply agreement, the buyer may be liable for costs the supplier incurred in connection with manufacturing or supplying goods for the buyer.

We and Mondelēz International entered into warehouse agreements pursuant to which we and Mondelēz International each agree to lease the other party certain warehouse space for up to two years after the Spin-Off.

Canadian Asset Transfer Agreement

We entered into a Canadian asset transfer agreement with Mondelez Canada Inc., a subsidiary of Mondelēz International, that provides for the transfer of assets and the assumption of liabilities related to the global snacks business’ Canadian operations. The transfer of assets and assumption of liabilities substantially follows the separation of assets and liabilities in the separation and distribution agreement.

The foregoing descriptions of the separation and distribution agreement, the tax sharing and indemnity agreement, the employee matters agreement, the master ownership and license agreement regarding patents, trade secrets and related intellectual property, the master ownership and license agreement regarding trademarks and related intellectual property, the transition services agreements, the master supply agreement, the warehouse agreements and the Canadian asset transfer agreement are qualified in their entirety by reference to the complete terms and conditions of these agreements, which are attached as Exhibits 2.1 and 10.1–10.16 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Mondelēz International completed the Spin-Off by distributing ratably to its shareholders one share of our common stock for every three shares of Mondelēz International common stock held by such shareholders on September 19, 2012. Following the Spin-Off, Mondelēz International no longer beneficially owns any shares of our common stock.

The information in Item 1.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors; Election of Directors

On October 1, 2012, in connection with the Spin-Off, Irene B. Rosenfeld and Gerhard W. Pleuhs resigned from our Board of Directors.

On October 1, 2012, in connection with the Spin-Off, Abelardo E. Bru, John T. Cahill, L. Kevin Cox, Myra M. Hart, Peter B. Henry, Jeanne P. Jackson, Terry J. Lundgren, Mackey J. McDonald and E. Follin Smith joined our Board of Directors. John C. Pope and W. Anthony Vernon are also directors of Kraft Foods Group.

Effective as of October 1, 2012, our Board of Directors has three standing committees: Audit, Compensation and Governance. The members of our Board of Directors and its committees are listed in the table below.

Name	Audit	Compensation	Governance
Abelardo E. Bru	X	—	—
John T. Cahill*	—	—	—
L. Kevin Cox	—	X	X
Myra M. Hart	—	Chair	—
Peter B. Henry	X	—	X
Jeanne P. Jackson	X	—	—
Terry J. Lundgren	—	X	X
Mackey J. McDonald	—	X	Chair
John C. Pope	Chair	—	—
E. Follin Smith	X	—	X
W. Anthony Vernon	—	—	—

*	Mr. Cahill serves as Chairman of our Board of Directors.

Appointment of Certain Officers

On October 1, 2012, the individuals listed below were appointed as officers:

Mr. Cahill has been appointed as Executive Chairman.

Mr. Vernon has been appointed as Chief Executive Officer.

Dino J. Bianco has been appointed as Executive Vice President and President, National Businesses and Marketing Services.

Thomas F. Corley has been appointed as Executive Vice President and President, U.S. Sales.

Charles W. Davis has been appointed as Executive Vice President, Research, Development, Quality & Innovation.

Adrienne D. Elsner has been appointed as Executive Vice President and President, Beverages.

Georges El-Zoghbi has been appointed as Executive Vice President and President, Cheese and Dairy.

Robert Gorski has been appointed as Executive Vice President, Integrated Supply Chain.

Diane Johnson May has been appointed as Executive Vice President, Human Resources.

Nicholas E. Meriggioli has been appointed as Executive Vice President and President, Oscar Mayer.

Michael Osanloo has been appointed as Executive Vice President and President, Grocery.

Sam B. Rovit has been appointed as Executive Vice President, Strategy.

Kim. K. W. Rucker has been appointed as Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary.

In addition, Timothy R. McLevish currently serves as our Executive Vice President and Chief Financial Officer.

Change in Control Plan

Prior to the Spin-Off, the Human Resources and Compensation Committee of the board of directors of Mondelēz International (the “Mondelēz International Compensation Committee”), our parent at the time, adopted the Kraft Foods Group, Inc. Change in Control Plan, or the “CIC Plan,” effective October 2, 2012, for our senior executive officers. The CIC Plan entitles each executive officer participating in the CIC Plan to severance benefits if the executive is involuntarily terminated without cause or resigns for good reason within two years following specified change in control events. Severance benefits include a cash payment based on a multiple of the executive’s base salary and target annual cash incentive award. The multiplier is three times for our Executive Chairman and Chief Executive Officer, two times for our executive officers who directly report to our Executive Chairman or Chief Executive Officer and one and a half times for other participating executives. The CIC Plan also entitles participating executives to the continuation of health and welfare benefits and outplacement assistance.

The foregoing description of the terms of the CIC Plan is qualified in its entirety by reference to the complete terms of the CIC Plan, which is attached as Exhibit 10.18 to this Current Report on Form 8-K and is incorporated herein by reference.

Stock Awards

In connection with the Spin-Off, on September 28, 2012, the Mondelēz International Compensation Committee approved the grant of restricted stock unit awards in the amount of $750,000 to Mr. Vernon, our Chief Executive Officer, and in the amount of $200,000 to Mr. McLevish, our Chief Financial Officer. We issued these restricted stock unit awards on October 2, 2012. The restricted stock units will vest 50% on October 2, 2014 and 50% on October 2, 2015.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2012, we amended and restated our articles of incorporation, as well as our by-laws. We previously filed forms of the amended and restated articles of incorporation and by-laws as Exhibits 3.1 and 3.2 to Amendment No. 4 to our Registration Statement on Form 10 filed on July 17, 2012, and we incorporate them herein by reference.

Item 8.01.	Other Events.

On October 2, 2012, we issued a press release announcing the completion of the Spin-Off. We attach a copy of our press release as Exhibit 99.1 and incorporate it herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

2.1*	Separation and Distribution Agreement between Kraft Foods Inc. and Kraft Foods Group, Inc., dated as of September 27, 2012.

3.1	Amended and Restated Articles of Incorporation of Kraft Foods Group, Inc. (incorporated by reference to Exhibit 3.1 to Kraft Foods Group’s Registration Statement on Form 10 filed on July 17, 2012).

3.2	Amended and Restated By-Laws of Kraft Foods Group, Inc. (incorporated by reference to Exhibit 3.2 to Kraft Foods Group’s Registration Statement on Form 10 filed on July 17, 2012).

10.1	Tax Sharing and Indemnity Agreement by and between Kraft Foods Inc. and Kraft Foods Group, Inc., dated as of September 27, 2012.

10.2*	Employee Matters Agreement between Kraft Foods Inc. and Kraft Foods Group, Inc., dated as of September 27, 2012.

10.3*	Master Ownership and License Agreement Regarding Patents, Trade Secrets and Related Intellectual Property between Kraft Foods Global Brands LLC, Kraft Foods Group Brands LLC, Kraft Foods UK Ltd. and Kraft Foods R&D Inc., effective as of the Distribution Date.

10.4*	Master Ownership and License Agreement Regarding Trademarks and Related Intellectual Property between Kraft Foods Global Brands LLC and Kraft Foods Group Brands LLC, dated as of September 27, 2012.

10.5*	Canadian Asset Transfer Agreement between Mondelez Canada Inc. and Kraft Canada Inc., dated September 29, 2012.

10.6*	Master General Transition Services Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of September 27, 2012.

10.7*	Master Research and Development Transition Services Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of September 27, 2012.

10.8*	Master Information Technology Transition Services Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of September 27, 2012.

10.9*	Master Supply Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of September 27, 2012.

10.10*	2600 Brodhead Rd., Bethlehem, PA Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.11*	5801 72nd Ave. S.E., Calgary, Canada Shared Warehouse Agreement between Kraft Canada Inc. and Mondelez Canada Inc, dated September 29, 2012.

10.12*	2842 Spiegel Dr., Columbus, OH Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.13*	1006 Railhead, Haslet, TX Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.14*	4512 Frontier Way, Stockton, CA Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.15*	6710 Oakley Industrial Blvd., Union City, GA Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.16*	3971 Airport Dr., Ontario, CA Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.17	Offer of Employment Letter between Kraft Foods Inc. and Kim Rucker, dated July 16, 2012.

10.18	Kraft Foods Group. Inc. Change in Control Plan for Key Executives, adopted October 2, 2012.

99.1	Press Release issued by Kraft Foods Group, Inc. on October 2, 2012.

*	Kraft Foods Group, Inc. hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Group, Inc.

Date: October 2, 2012	By:	/s/ Kim K. W. Rucker

Kim K. W. Rucker Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Separation and Distribution Agreement between Kraft Foods Inc. and Kraft Foods Group, Inc., dated as of September 27, 2012.

3.1	Amended and Restated Articles of Incorporation of Kraft Foods Group, Inc. (incorporated by reference to Exhibit 3.1 to Kraft Foods Group’s Registration Statement on Form 10 filed on July 17, 2012)

3.2	Amended and Restated By-Laws of Kraft Foods Group, Inc. (incorporated by reference to Exhibit 3.2 to Kraft Foods Group’s Registration Statement on Form 10 filed on July 17, 2012).

10.1	Tax Sharing and Indemnity Agreement by and between Kraft Foods Inc. and Kraft Foods Group, Inc., dated as of September 27, 2012.

10.2*	Employee Matters Agreement between Kraft Foods Inc. and Kraft Foods Group, Inc., dated as of September 27, 2012.

10.3*	Master Ownership and License Agreement Regarding Patents, Trade Secrets and Related Intellectual Property between Kraft Foods Global Brands LLC, Kraft Foods Group Brands LLC, Kraft Foods UK Ltd. and Kraft Foods R&D Inc., effective as of the Distribution Date.

10.4*	Master Ownership and License Agreement Regarding Trademarks and Related Intellectual Property between Kraft Foods Global Brands LLC and Kraft Foods Group Brands LLC, dated as of September 27, 2012.

10.5*	Canadian Asset Transfer Agreement between Mondelez Canada Inc. and Kraft Canada Inc., dated September 29, 2012.

10.6*	Master General Transition Services Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of September 27, 2012.

10.7*	Master Research and Development Transition Services Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of September 27, 2012.

10.8*	Master Information Technology Transition Services Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of September 27, 2012.

10.9*	Master Supply Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of September 27, 2012.

10.10*	2600 Brodhead Rd., Bethlehem, PA Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.11*	5801 72nd Ave. S.E., Calgary, Canada Shared Warehouse Agreement between Kraft Canada Inc. and Mondelez Canada Inc, dated September 29, 2012.

10.12*	2842 Spiegel Dr., Columbus, OH Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.13*	1006 Railhead, Haslet, TX Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.14*	4512 Frontier Way, Stockton, CA Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.15*	6710 Oakley Industrial Blvd., Union City, GA Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.16*	3971 Airport Dr., Ontario, CA Shared Warehouse Agreement between Kraft Foods Group, Inc. and Mondelēz Global LLC, dated as of the Distribution Date.

10.17	Offer of Employment Letter between Kraft Foods Inc. and Kim Rucker, dated July 16, 2012.

10.18	Kraft Foods Group. Inc. Change in Control Plan for Key Executives, adopted October 2, 2012.

99.1	Press Release issued by Kraft Foods Group, Inc. on October 2, 2012.

*	Kraft Foods Group, Inc. hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.